UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2004

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 North Dale Mabry Highway, Suite 268 Tampa, Florida	33614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

     (c)    Exhibits.

99.1	Press release of WellCare Health Plans, Inc., dated August 11, 2004, announcing its results of operations for the second quarter ended June 30, 2004.

Item 12.    Results of Operations and Financial Condition.

     On August 11, 2004, WellCare Health Plans, Inc. issued a press release announcing its results of operations for the second quarter ended June 30, 2004. A copy of such press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

     The information furnished herewith pursuant to Item 12 of this Current Report shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Dated: August 11, 2004	By: /s/ Todd S. Farha Todd S. Farha, Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Press release of WellCare Health Plans, Inc., dated August 11, 2004, announcing its results of operations for the second quarter ended June 30, 2004.